PGIM ETF Trust

PGIM Ultra Short Bond ETF

PGIM Active High Yield Bond ETF

(collectively referred to as the "Funds")

Supplement dated September 14, 2021 to each Fund's Currently Effective Summary Prospectus,

Prospectus and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with each Fund's Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

With respect to PGIM Active High Yield Bond ETF, Brian Barnhurst, CFA is added as a portfolio manager, effective September 30, 2021.

With respect to PGIM Ultra Short Bond ETF, Robert Browne and Ann Vilasuso are added as portfolio managers, effective September 30, 202.1

Effective September 30. 2021, each Fund's Summary Prospectus and Prospectus is revised as follows:

1.The table in the section of the applicable Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the following:

PGIM Active High Yield Bond ETF:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers
PGIM Investments	PGIM Fixed	Brian Barnhurst,	Principal	September
LLC	Income	CFA		2021

PGIM Ultra Short Bond ETF:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers
PGIM Investments	PGIM Fixed	Robert Browne	Vice President	September
LLC	Income			2021

		Ann Vilasuso	Vice President	September
2021

2.The section of the applicable Prospectus entitled "How the Funds are Managed – Portfolio Managers" is revised by adding the following:

PGIM Active High Yield Bond ETF:

Brian Barnhurst, CFA, is a Principal and high yield portfolio manager for PGIM Fixed Income's U.S. High Yield Bond Team, having previously been a Portfolio Manager on the European Leveraged Finance Team based in London. Prior to joining the Leveraged Finance Portfolio Management team in 2017, he was a high-yield credit analyst covering the energy and automotive sectors. Previously, he covered the

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food & beverage, food retail, and consumer sectors. Mr. Barnhurst began his career as an analyst in the Leveraged Bank Loan Group of the Firm in 2005. He received a BS in Business Administration from Villanova University, with a concentration in Finance. He holds the Chartered Financial Analyst (CFA) designation.

PGIM Ultra Short Bond ETF:

Robert T. Browne is a Vice President and a money markets portfolio manager for PGIM Fixed Income's Money Markets Team, responsible for taxable money markets portfolios. Prior to assuming his current position in 1995, Mr. Browne spent two years analyzing and trading currency and global bonds as well as handling operations, marketing, compliance and business planning functions. Mr. Browne joined the Firm in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

Ann Vilasuso is a Vice President on the Money Markets Team, having previously worked on the PGIM Fixed Income Developed Market Rates Team with a primary focus on short term interest rate derivatives. She joined the Firm in 2017, and has extensive experience in global fixed income in both buy- and sell- side roles. Most recently, Ms. Vilasuso was a Director on the U.S. dollar interest rate swap market making desk at Nomura and previously held the position of Director at Bank of America Merrill Lynch in a similar capacity. She received a BS in Electrical Engineering and Computer Science from MIT.

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